SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 28, 2004


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                     1-5084               23-1145880
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    (State or Other Jurisdiction of         (Commission         (I.R.S. Employer
    Incorporation or Organization)          File Number)     Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                19129
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events
---------------------

            On July 28, 2004, the Board of Directors declared a regular cash dividend of $0.05 per share and renewed the Company's stock repurchase program adopted in July 2003. Copies of the press releases regarding these matters are attached to this Report as exhibits and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)      Not applicable


(b)      Not applicable


(c)     The following exhibits are filed herewith:


                   Exhibit 99.1             Press Release dated July 28, 2004


                   Exhibit 99.2             Press Release dated July 29, 2004







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TASTY BAKING COMPANY
                              --------------------
                              (Registrant)


   Date:  July 29, 2004       /S/ David S. Marberger
                              --------------------------------------------
                              David S. Marberger
                              Senior Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit                  Description
         -------                  -----------

           99.1                   Press Release dated July 28, 2004

           99.2                   Press Release dated July 29, 2004